Intangible assets and goodwill - Additional Information (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
Estimated amortization expense for intangibles in year 1	$ 2,093
Estimated amortization expense for intangibles in year 2	2,265
Estimated amortization expense for intangibles in year 3	2,430
Estimated amortization expense for intangibles in year 4	2,400
Estimated amortization expense for intangibles in year 5	$ 1,820